Exhibit 10.23

EXECUTION COPY

FIRST AMENDMENT

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 6, 2015 (this “Amendment”), to the Existing Credit Agreement (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) is made by MONSTER WORLDWIDE, INC., a Delaware corporation (the “Company”), and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders and Bank of America, N.A., as Administrative Agent, are all parties to the Third Amended and Restated Credit Agreement, dated as of October 31, 2014 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company has requested that the Lenders amend certain provisions of the Existing Credit Agreement, and the Lenders are willing to effect such amendments, on the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Company” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

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ARTICLE II

AMENDMENT TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date, the definition of “Consolidated EBITDA” appearing in Section 1.01 of the Existing Credit Agreement is amended by (a) deleting the word “and” immediately before the text “(vii)” appearing therein, and (b) inserting a new clause after the text “$6,400,000” appearing therein, to read as follows:

, and (viii) costs, restructuring charges and losses (that are primarily related to severance costs in Europe and North America) in connection with an expense reduction plan, in each case to the extent incurred during the fiscal year ending December 31, 2015, in an aggregate amount not to exceed $20,000,000

Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the date first written above (the “Amendment Effective Date”) following receipt by the Administrative Agent of (a) counterparts hereof executed on behalf of the Company and the Required Lenders, and (b) for the ratable benefit of each Lender that has delivered its signature page in a manner and before the time set forth below, a non-refundable fee in an amount equal to 0.125% of such Lender’s Total Credit Exposure as of the Amendment Effective Date, but payable only to each such Lender that has delivered (including by way of facsimile or email) its executed signature page to this Amendment to the attention of Will Walker at Winstead PC, 201 N. Tryon Street, Suite 2000, Charlotte, North Carolina 28202, facsimile number: 704-339-1701, email address: wwalker@winstead.com, at or prior to 12:00 p.m. (Eastern time) on February 6, 2015.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

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SECTION 4.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SECTION 4.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents and warrants to the Lenders that, both before and after giving effect to this Amendment, all statements set forth in clauses (a) and (b) of Section 4.02 of the Credit Agreement are true and correct.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

MONSTER WORLDWIDE, INC.

By:	/s/ James Langrock
	Name:	James Langrock
	Title:	Chief Financial Officer

Monster – First Amendment to Third Amended

and Restated Credit Agreement

Acknowledged by

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Larkin
	Name:	Angela Larkin
	Title:	Assistant Vice President

Monster – First Amendment to Third Amended

and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Steven J. Melicharek
	Name:	Steven J. Melicharek
	Title:	Senior Vice President

Monster – First Amendment to Third Amended

and Restated Credit Agreement

KeyBank National Association,
as a Lender

By:	/s/ David A. Wild
	Name:	David A. Wild
	Title:	Senior Vice President

Monster – First Amendment to Third Amended

and Restated Credit Agreement

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Scott Bognar
	Name:	Scott Bognar
	Title:	Senior Vice President

Monster – First Amendment to Third Amended

and Restated Credit Agreement

REGIONS BANK,
as a Lender

By:	/s/ Knight D. Kieffer
	Name:	Knight D. Kieffer
	Title:	Vice President

Monster – First Amendment to Third Amended

and Restated Credit Agreement

Santander N.A.,
as a Lender

By:	/s/ Constantine Krikos
	Name:	Constantine Krikos
	Title:	Vice President

Monster – First Amendment to Third Amended

and Restated Credit Agreement

BankUnited, N.A.,
as a Lender

By:	/s/ John S. Wamboldt
	Name:	John S. Wamboldt
	Title:	Senior Vice President

Monster – First Amendment to Third Amended

and Restated Credit Agreement